EQUITY	12 Months Ended
Jul. 31, 2019
EQUITY
EQUITY

NOTE 13 – EQUITY

Ordinary Shares

The Company was established under the laws of the British Virgin Islands on January 5, 2015. Prior to the Reorganization, the authorized capital was 100,000,000 ordinary shares with par value of $0.0004 per share and 50,000,000 shares were issued at par value. On August 21, 2018, the Company amended its Memorandum of Association to cancel the 50,000,000 shares issued at par value of $0.0004 per share, and to simultaneously increase the authorized capital to 100,000,000,000 ordinary shares and increase the par value of each share to $0.001. In connection with the cancellation of the 50,000,000 shares, the Company issued 50,000 new shares to the controlling shareholders at $0.001 per share.

On November 2, 2018, the Company issued additional 49,950,000 ordinary shares, at par value of $0.001 per share, to its beneficial owners, in private transactions, for a total consideration of $49,950, with 26,473,500 ordinary shares issued to Tianzhen Investments Limited, an entity that owned 53% of the Company’s outstanding shares, and is 100% controlled by Qiuli Wang, the President and Chairman of the Board of Directors of the Company; 12,987,000 ordinary shares issued to Eno Group Limited, an entity that owned 26% of the Company’s outstanding Shares, and is 100% controlled by beneficial owner, Yanru Zhou; 3,996,000 ordinary shares issued to Great State Investments Limited, an entity that owned 8% of the Company’s outstanding shares and is 100% controlled by beneficial owner, Haiyun Liu; 1,998,000 Ordinary Shares to beneficial owner, Ronghua Liu, who owned 98.5% equity of Qianhai, the Company’s VIE; 2,097,900 Ordinary Shares to an unrelated individual Mr. Xueqing Liu; and 2,397,600 Ordinary Shares to another unrelated individual Ms. Renyan Ou.

On February 27, 2019, the Company’s pre-IPO shareholders surrendered an aggregated 15,000,000 ordinary shares, which were subsequently cancelled, for no consideration, and resulted in a reduction in outstanding issued shares from 50,000,000 ordinary shares to 35,000,000 ordinary shares with a par value of $0.001 per share (the “Surrender”).

As a result of the above, the issuance of these 35,000,000 shares is considered as a part of the Reorganization of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented.

Initial Public Offering

On April 29, 2019, the Company completed its IPO of 2,074,672 ordinary shares at a public offering price of $5.00 per share. The gross proceeds were approximately $10.4 million before deducting the underwriter's commissions and other offering expenses, resulting in net proceeds of approximately $8.8 million to the Company. In connection with the offering, the Company’s ordinary shares began trading on the NASDAQ Capital Market on May 3, 2019, under the symbol “ATIF.”

As of July 31, 2019 and 2018, the Company had an aggregate of 37,074,672 and 35,000,000 ordinary shares outstanding, respectively.

Statutory Reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The restricted amounts as determined pursuant to PRC statutory laws totaled $355,912 and $278,836 as of July 31, 2019 and 2018, respectively.